Exhibit (a)(1)(B)
                              TRANSMITTAL FORM

                  TO ACCOMPANY CERTIFICATE(S) REPRESENTING
                             SHARES OF COMMON STOCK
                                      OF
                   MID-WISCONSIN FINANCIAL SERVICES, INC.

                      PURSUANT TO THE OFFER TO PURCHASE
                           DATED DECEMBER 15, 2000

 THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS EXPIRE AT 5:00 P.M.,
  CENTRAL STANDARD TIME, ON WEDNESDAY, JANUARY 31, 2001, UNLESS THE OFFER IS EXTENDED.

                 PLEASE READ THE ATTACHED INSTRUCTIONS CAREFULLY
                     BEFORE COMPLETING THIS TRANSMITTAL FORM

                 Name and Address of Registered Owner of Shares and
            Number of Shares Owned of Record by such Registered Owner:





      This Transmittal Form applies only to shares of Mid-Wisconsin held in the name of the owner designated on the above label. The total number of shares owned by such registered owner is printed on the label. If you own shares other than those included in the above total, in another name or in another capacity, such as trustee, etc., you must submit a separate Transmittal Form for shares held in each other capacity.

      Mail or hand deliver the certificates listed below in Part I and this Transmittal Form to:

                    Mid-Wisconsin Financial Services, Inc.
                             132 West State Street
                               Medford, WI 54451

        BEFORE MAILING TO THE COMPANY, PLEASE BE CERTAIN YOU HAVE
        COMPLETED ALL APPLICABLE SECTIONS OF THIS TRANSMITTAL FORM

 PART I. <square>  All certificates have been listed and the number of shares tendered has been entered.  See Instructions
                   2 and 4.
 PART II <square>  The order of shares to be sold has been indicated.
                   See Instructions 3 and 4.
 PART III <square> Transmittal Form has been signed and the Signature
                   Guarantee (if required) has been provided. See Instructions 5 and 6.
 PART IV <square>  If you own less than 100 shares, you have completed
                   (if desired) the Odd Lot Tender.  See Instruction 9.

 PART V <square>   If desired, Special Payment and/or Special Delivery
                   Instructions have been provided.  See Instruction 6.
 PART VI <square>  Form W-9 has been completed and signed.  (Should be completed by all individual shareholders.  See
                   Instruction 10.)

                                    PART I
                          (SEE INSTRUCTIONS 2 AND 4)

                             CERTIFICATES TENDERED

                              Number of Shares        Number of Shares
      CERTIFICATE NUMBER(S)    ON CERTIFICATE              TENDERED(1)

        _________________       ____________            _____________
        _________________       ____________            _____________
        _________________       ____________            _____________
        _________________       ____________            _____________
        _________________       ____________            _____________
        _________________       ____________            _____________
        _________________       ____________            _____________
        _________________       ____________            _____________

                              TOTAL SHARES:

       (If additional space is required, attach an additional list)

 (1) Unless otherwise indicated, it will be assumed that all shares represented by each stock certificate delivered to Mid-Wisconsin are being tendered hereby. See Instruction 2.




                                    PART II
                          (SEE INSTRUCTIONS 3 AND 4)

 If more than 90,557 shares are tendered by shareholders, Mid-Wisconsin may not purchase all of the shares being tendered on this Transmittal Form. In that event, all shares (other than Odd Lot shares) will be prorated. Indicate in this box the order (by certificate number) in which shares are to be purchased in the event of proration. (Attach additional signed list if necessary.) If you do not designate an order, then in the event less than all shares tendered are purchased due to proration, shares will be selected for purchase by Mid-Wisconsin.


 1st: ___________   2nd: ___________  3rd: ___________  4th: ___________



 5th: ___________   6th: ___________  7th: ___________  8th: ___________



 9th: ___________  10th: ___________  11th: ___________  12th: _________

                                   PART III

                         (SEE INSTRUCTIONS 5, 6 AND 7)

 PLEASE READ THE OFFER TO PURCHASE AND THE ACCOMPANYING INSTRUCTIONS CAREFULLY. BY SIGNING THIS FORM, YOU ARE MAKING THE WARRANTIES AND REPRESENTATIONS SET FORTH BELOW AND IN SECTION 4 OF THE OFFER.

      The undersigned hereby tenders to Mid-Wisconsin Financial Services, Inc. the shares represented by the certificates listed in
 Part I upon the terms and subject to the conditions set forth in the Offer to Purchase dated December 15, 2000. The undersigned acknowledges receipt of the Offer to Purchase. The undersigned also represents and warrants to Mid-Wisconsin that the undersigned has full power and authority to tender the shares tendered hereby and that, when and to the extent such shares are accepted for payment by Mid-Wisconsin, Mid-Wisconsin will acquire good and marketable title thereto, free and clear of all liens, restrictions or claims. The undersigned will, upon request, execute and deliver any additional documents deemed by Mid-Wisconsin to be necessary or desirable to complete the sale of the shares tendered with this Transmittal Form. The undersigned represents and warrants to Mid-Wisconsin that the undersigned has read and agrees to all of the terms of the Offer to Purchase.

      The undersigned understands that acceptance of shares by Mid-Wisconsin for payment will constitute a binding agreement between the undersigned and Mid-Wisconsin upon the terms and subject to the conditions of the Offer to Purchase.

                                   IMPORTANT
                               PLEASE SIGN HERE
        (TO BE COMPLETED BY ALL SHAREHOLDERS WHO WISH TO TENDER SHARES)
                         (SEE INSTRUCTIONS 5, 6 AND 7)

      This Transmittal Form must be signed by the registered holder(s) as the name(s) appear(s) on the stock certificate(s) or by person(s) authorized to become registered holder(s) by documents transmitted herewith. If a signature is by a person acting in a fiduciary or representative capacity, please set forth such person's full title.

 ___________________________              ___________________________
 Signature of Owner                       Signature of Joint Owner

 Dated: ______________, 200_

 Name(s): ___________________________________________________________
                           Please Print
 Capacity (if applicable): __________________________________________
 (If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

 Address: ___________________________________________________________
                                                     Zip Code

 Area Code and Telephone Number:(___) _______________________________

 Tax Identification or Social Security No.  ____________________________

                              SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 6)

 Authorized Signature: ______________________________________________

 Name of Firm: _____________________________________________________
                                            Please Print

 Dated: _________________, 200_
                                 -3-

                                    PART IV
                              (SEE INSTRUCTION 9)

                                   ODD LOTS
      This section is to be completed ONLY if shares are being tendered by or on behalf of a person who beneficially owned fewer than 100 shares as of the close of business on December 15, 2000, and who continues to beneficially own fewer than 100 shares as of the Expiration Date.

      The undersigned either (check one box):

 <square>  beneficially owned as of the close of business on December
           15, 2000, and continues to beneficially own as of the Expiration Date, an aggregate of fewer than 100 shares, all of which are being tendered, or

 <square>  is a broker, dealer, commercial bank, trust company or other nominee that (1) is tendering, for the beneficial owners thereof, shares with respect to which it is the record owner, and (2) believes, based upon representations made to it by each such beneficial owner, that such beneficial owner beneficially owned as of the close of business on December 15, 2000, and continues to beneficially own as of the Expiration Date, an aggregate of fewer than 100 shares and is tendering all of such shares.


                                    PART V
                              (SEE INSTRUCTION 6)

                         SPECIAL PAYMENT INSTRUCTIONS

             To be completed ONLY if the check for the aggregate purchase price of shares purchased and/or certificates for shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.

 Issue    <square> check and/or <square> certificate(s) to:

 Name: ____________________________________________________
                           (Please Print)
 Address: ____________________________________________________
 Street or P.O. Box
 _______________________________________________________
 City                         State             ZIP Code
 Tax Identification or Social Security No.  ____________________________

                         SPECIAL DELIVERY INSTRUCTIONS

      To be completed ONLY if the check for the purchase price of shares purchased and/or certificates for shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).

 Issue    <square> check and/or <square> certificate(s) to:

 Mail check to:

 Name: ___________________________________________________
                                    Please Print
 Address: ________________________________________________
                  Street
          ________________________________________________
           City               State              Zip Code
 Tax Identification or Social Security No. _______________________
                                 -4-

                                    PART VI
                             (SEE INSTRUCTION 10)

                              SUBSTITUTE FORM W-9
        (TO BE COMPLETED BY ALL SHAREHOLDERS WHO WISH TO TENDER SHARES)

 Internal Revenue Service, Department of the Treasury
 Payer's request for Taxpayer Identification Number ("TIN")

 PART 1 - Please provide your correct TIN below and certify by signing and dating below:

                 ____________________________________________
                 Social Security Number or Employer ID Number

 PART 2 - Certification - Under penalties of perjury, I certify that:

 (1) the number shown on this form is my Taxpayer Identification Number (or I am waiting for a number to be issued to me) and

 (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of failure to report all income or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

      Certification Instructions: You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding for any unreported interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).

 SIGNATURE: _________________________     DATE: __________________, 200_


 PRINT NAME: _____________________________________________________


 PART 3 - Awaiting TIN

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me thereafter will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty (60) days.


 SIGNATURE: ____________________________       DATE: ____________, 200_


 NOTE:FAILURE TO COMPLETE AND RETURN THIS FORM WILL RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THIS
 EXCHANGE.
                                 -5-

                             INSTRUCTIONS

      1. INCORPORATION OF TERMS. All terms used in this Transmittal Form have the same meaning as defined or used in the Offer to Purchase dated December 15, 2000. This Transmittal Form and the Offer to
 Purchase dated December 15, 2000, constitute the offer.

      2. PARTIAL TENDERS. If fewer than all the shares represented by any certificate delivered to Mid-Wisconsin are to be tendered, fill in the number of shares that are to be tendered in the box entitled "Number of Shares Tendered." In such case, a new certificate for the remainder of the shares represented by the old certificate will be sent to the person(s) signing this Transmittal Form, unless otherwise provided in the "Special Payment Instructions" or "Special Delivery Instructions" boxes in Part V of this Transmittal Form, as promptly as practicable following the expiration or termination of the offer. All shares represented by certificates delivered to Mid-Wisconsin will be deemed to have been tendered unless otherwise indicated.

      3.   ORDER OF PURCHASE IN EVENT OF PRORATION.   As described in
 Section 1 of the Offer to Purchase, shareholders may designate the order in which their shares are to be purchased in the event of proration. The order of purchase may have an effect on the federal income tax classification of any gain or loss on the shares purchased. See Sections 1 and 13 of the Offer to Purchase.

      4. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and the number of shares should be listed on a separate signed schedule and attached to this Transmittal Form.

      5. SIGNATURES. You must sign the Transmittal Form exactly the way your name appears on the face of the certificate(s). If the shares are owned by two or more persons, each must sign exactly as his or her name appears on the face of the certificate(s). If any of the shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of such shares.

      If the Transmittal Form is signed by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact, or by any others acting in a representative or fiduciary capacity, the person signing, unless he is the registered owner, must give such person's full title in such capacity and appropriate evidence of authority to act in such capacity must be forwarded to Mid-Wisconsin with the Transmittal Form.

      6. SIGNATURE GUARANTEE; SPECIAL PAYMENT OR DELIVERY INSTRUCTIONS. In most cases, a signature guarantee will NOT be required. No guarantee of signatures is required if (A) you are the registered holder of the shares and you have NOT completed the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Transmittal Form, or (B) the shares are tendered for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company (not a savings bank or savings and loan association) having an office, branch or agency in the United States (each such entity, an "Eligible Institution").

      If the Transmittal Form is signed by anyone who does not appear as the registered owner of the certificates listed, the certificates must be endorsed or accompanied by appropriate stock powers which are in either case signed by the registered owner(s) as the name(s) that appear on the certificates and that signature must be guaranteed by an Eligible Institution.

      7. ENDORSEMENT OF STOCK CERTIFICATE. You do not need to endorse the certificate(s) submitted herewith. Checks will be issued in exactly the name that appears on the share certificates unless you have completed the box entitled "Special Payment Instructions." See
 Instruction 6.

      8.   EXECUTION AND DELIVERY.  This Transmittal Form must accompany
 any share certificate you are submitting.   Certificates for all shares
 and a properly completed and duly executed Transmittal Form (or manually signed facsimile thereof) and any other documents required by this Transmittal Form must be received by Mid-Wisconsin at its address set forth on the front page of this Transmittal Form prior to the Expiration Date. If certificates are forwarded to Mid-Wisconsin in multiple deliveries, a properly completed and duly executed Transmittal Form must accompany each such delivery.
                                 -6-


      YOU MAY CHOOSE ANY METHOD YOU LIKE TO DELIVER THESE DOCUMENTS,
 HOWEVER, YOU ASSUME ALL RISKS OF NON-DELIVERY.   Delivery shall be
 effected, and risk of loss and title to the certificates transmitted shall pass, only upon proper delivery of the certificates to Mid-Wisconsin. Accordingly, it is recommended that certificates be sent by registered mail, properly insured, or by overnight courier.

      9. ODD LOTS. The shares purchased first will consist of all shares tendered by any shareholder who owned beneficially as of the close of business on December 15, 2000, and continues to own beneficially as of the Expiration Date, an aggregate of fewer than 100 shares. Partial tenders of shares will not qualify for this preference and THIS PREFERENCE WILL NOT BE AVAILABLE UNLESS ONE OF THE BOXES UNDER
 PART IV, "ODD LOTS," IN THIS TRANSMITTAL FORM IS COMPLETED.

      10. SUBSTITUTE FORM W-9. All shareholders who wish to accept the Offer are required to provide Mid-Wisconsin with a correct Taxpayer Identification Number (TIN) on Substitute Form W-9 if they wish to
 avoid "backup withholding."   Failure to provide the information on the
 form will subject the holder to 31% Federal income tax withholding.

      11. LOST, STOLEN, OR MUTILATED CERTIFICATES. If your share certificates have been lost, stolen or mutilated you should contact Mid-Wisconsin by calling the telephone number set forth in Instruction 12 for further instructions. In the event of a lost, stolen or mutilated certificate, certain procedures will be required to be completed before this Transmittal Form can be processed. Because these procedures may take a substantial amount of time to complete, notice should be provided to Mid-Wisconsin as soon as possible.

      12. QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Any questions or requests for assistance may be directed to Gene Knoll, William Weiland, or Mary Sarver by calling (800) 643-9472 or
 (715) 748-8300. Requests for additional copies of the Offer to Purchase, this Transmittal Form, or other tender offer materials may also be directed to Mid-Wisconsin. Such copies will be furnished promptly at Mid-Wisconsin's expense. Shareholders may also contact their local broker, dealer, commercial bank or trust company for documents relating to, or assistance concerning the Offer.

 IMPORTANT: THIS TRANSMITTAL FORM (OR A FACSIMILE THEREOF) TOGETHER WITH SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS MUST BE
 RECEIVED BY MID-WISCONSIN PRIOR TO THE EXPIRATION DATE. SHAREHOLDERS SHOULD ALSO RETURN A COMPLETED SUBSTITUTE FORM W-9 WITH THEIR
 TRANSMITTAL FORM.
                                 -7-